SCHWAB CAPITAL TRUST

(the “Trust”)

Schwab Fundamental Global Real Estate Index Fund

(the “Fund”)

Supplement dated February 28, 2017 to the

Summary Prospectus dated February 28, 2017

This supplement provides new and additional information beyond that contained in the

Summary Prospectus and should be read in conjunction with that document.

IMPORTANT NOTICE REGARDING CHANGES AFFECTING YOUR INVESTMENT

At a meeting held on January 18, 2017, the Board of Trustees of the Trust (the “Board”) approved changes to certain agreements affecting the Fund. In particular, the Board approved, pending shareholder approval, an Amended and Restated Investment Advisory and Administration Agreement (“Amended Advisory Agreement”), which will change the rate of the management fees payable by the Fund to Charles Schwab Investment Management, Inc. (“CSIM”), the Fund’s investment adviser, as well as a change to the management fee structure of the Fund to a unitary fee structure.

In order to implement these changes, the Board approved submitting the Amended Advisory Agreement to shareholders of the Fund for their consideration and approval. Shareholders of the Fund as of the record date will be asked to vote on a proposal to approve the Amended Advisory Agreement, in person or by proxy, at a special meeting of shareholders currently scheduled to be held on or about April 28, 2017. Fund shareholders should expect to receive a proxy statement that contains further information regarding the proposal applicable to the Fund. The special meeting of shareholders is a joint meeting with other funds advised by CSIM, and shareholders of the Fund will vote only on the proposal applicable to the Fund. The proposals being submitted at the special meeting of shareholders are not contingent upon one another.

In addition, and contingent on shareholder approval of the Amended Advisory Agreement, the Board approved the removal of the required initial investment minimum for the Fund and the shareholder servicing fee currently payable by the Fund. Similarly, the expense limitation agreement, which currently limits the Fund’s total expenses, will be terminated with respect to the Fund, if shareholders approve the Amended Advisory Agreement.

The changes to the Fund described in this Supplement would take effect on or about May 1, 2017, provided shareholder approval of the Amended Advisory Agreement is obtained. Below is additional information regarding the proposed changes:

1. Proposed change to management fee

Fund	Current Management Fee Schedule	Proposed Management Fee
Schwab Fundamental Global Real Estate Index Fund	0.40% of the Fund’s average daily net assets not in excess of $500 million, 0.38% of such net assets greater than $500 million and not in excess of $5 billion, 0.36% of such net assets greater than $5 billion and not in excess of $10 billion, and 0.34% of such assets over $10 billion	0.39%

2. Proposed change to management fee structure to adopt a unitary fee structure

Under the new management fee structure, CSIM will pay the operating expenses of the Fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses and extraordinary or non-routine expenses.

3. Proposed change to minimum initial investment

The minimum initial investment required to invest in the Fund will be eliminated.

4. Proposed change to Shareholder Servicing Plan

The Shareholder Servicing Plan will be terminated with respect to the Fund. Accordingly, the Fund will no longer be subject to shareholder servicing fees.

5. Proposed change to expense limitation agreement

The expense limitation agreement which currently limits the Fund’s total expenses will be terminated.

6. Change to Fund operating expense ratio (OER)

As a result of the above referenced changes, the Fund’s OER will change as follows:

Fund	Current Gross OER	Current Net OER*	Proposed OER
Schwab Fundamental Global Real Estate Index Fund	0.81%	0.49%	0.39%

*	After expense reduction. The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Fund to the level outlined in the Fund’s prospectus for so long as the investment adviser serves as the adviser to the Fund. The Board has approved the termination of this agreement with respect to the Fund subject to shareholder approval of the Amended Advisory Agreement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG96167-00 (02/17) 00191381